UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   January 24, 2006

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

 (State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

 (Registrant’s Telephone Number, Including Area Code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Conditions.

On January 25, 2006, Affiliated Managers Group, Inc. (the “Company”) issued a press release setting forth its financial and operating results for the quarter and year ended December 31, 2005.  A copy of the press release is furnished as Exhibit 99.1, and is incorporated by reference.

ITEM 5.02             Election of Directors.

On January 24, 2006, the Board of Directors elected Mr. Jide J. Zeitlin as a director of the Company and a member of each of the Compensation Committee and Nominating and Governance Committee of the Board of Directors.  Mr. Zeitlin, a private investor, formerly served as a senior investment banker at Goldman, Sachs & Co., where he was elected a partner in 1996.  His career at Goldman Sachs included a number of senior management positions in the firm’s investment banking division, where he focused on the industrial and healthcare industries, as well as service in the firm’s executive office.  Mr. Zeitlin currently serves as Chairman of the Board of Trustees at Amherst College and is a member of the boards of Milton Academy, the Harvard Business School Visiting Committee, Teach for America, Montefiore Medical Center, Playwrights Horizons and Common Ground Community.  Mr. Zeitlin earned an A.B. in Economics and English from Amherst College and an M.B.A. from Harvard University.  A copy of the press release announcing Mr. Zeitlin’s election is furnished as Exhibit 99.2, and is incorporated by reference.

ITEM 5.05             Amendment to Code of Ethics.

On January 24, 2006, the Board of Directors of the Company adopted an amended insider trading policy to permit individuals to enter into pre-arranged trading plans or arrangements to buy or sell the Company’s securities pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934.  A copy of the insider trading policy is furnished as Exhibit 99.3, and is incorporated by reference.

ITEM 9.01             Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on January 25, 2006.

99.2*	Press Release issued by the Company on January 24, 2006 announcing the election of Mr. Jide J. Zeitlin to the Board of Directors of the Company.

99.3*	Affiliated Managers Group, Inc. Amended and Restated Policy Regarding Special Trading Procedures.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: January 25, 2006	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Earnings Press Release issued by the Company on January 25, 2006.

99.2*	Press Release issued by the Company on January 24, 2006 announcing the election of Mr. Jide J. Zeitlin to the Board of Directors of the Company.

99.3*	Affiliated Managers Group, Inc. Amended and Restated Policy Regarding Special Trading Procedures.

*  This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.